UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020

Professional Holding Corp.

(Exact name of registrant as specified in its charter)

Florida	001‑39215	46‑5144312
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

396 Alhambra Circle, Suite 255,
Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

(786) 483‑1757

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c)) Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	PFHD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On May 15, 2020, Professional Holding Corp. (the “Company”), the parent company of Professional Bank, announced its financial results for the quarter ended March 31, 2020. A copy of the press release announcing the Company’s results for the quarter ended March 31, 2020 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure

Attached as Exhibit 99.2 and incorporated herein by reference is a slide presentation (available on the Company’s website at https://myprobank.com/ir/) containing supplemental information regarding results for the quarter ended March 31, 2020.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are furnished pursuant to Items 2.02 and 7.01, are not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit No.	Description
99.1	Press Release dated May 15, 2020 with respect to Professional Holding Corp.’s results for the quarter ended March 31, 2020
99.2	Slide presentation containing supplemental information regarding results for the quarter ended March 31, 2020

Exhibits 99.1 and 99.2 contain forward-looking statements that are subject to significant risks and uncertainties.  A number of important factors could cause actual results to differ materially from those in the forward-looking information.  Those factors include the duration and extent of the COVID‑19 pandemic, general economic and financial market conditions, potential business uncertainties as we integrate MBI into our operations, expectations concerning and the actual timing and amount of interest rate movements, competition, our ability to execute business plans, geopolitical developments, legislative and regulatory developments, inflation or deflation, market fluctuations, natural disasters (including pandemics such as COVID‑19), critical accounting estimates, and other factors listed in our Form 10‑K  for the year ended December 31, 2019, and other filings with the Securities and Exchange Commission.  The Company disclaims any obligations to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments or changes in expectations, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Holding Corp.

Date: May 15, 2020	By:	/s/ Michael C. Sontag
Michael C. Sontag
Corporate Secretary